Trade and other payables	12 Months Ended
Dec. 31, 2019
Other payables
TRADE AND OTHER PAYABLES

31.    Trade and other payables

Accounting policy

Trade and other payables, excluding payroll creditors and leave pay accrual are non-derivative financial liabilities categorised as other financial liabilities. Trade and other payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method.

Provision is made for employee entitlement benefits accumulated as a result of employees rendering services up to the reporting date. Liabilities arising in respect of wages and salaries, annual leave and other benefits due to be settled within 12 months of the reporting date are measured at rates which are expected to be paid when the liability is settled. Termination benefits are expensed at the earlier of when the Group can no longer withdraw the offer of those benefits and when the Group recognises costs for a restructuring. If benefits are not expected to be settled wholly within 12 months of the reporting date, then they are discounted.

All other employee entitlement liabilities are measured at the present value of estimated payments to be made in respect of services rendered up to reporting date.

Figures in million - SA rand	2019	2018	2017
Trade creditors	3,208.0	2,200.0	1,728.1
Accruals and other creditors	3,195.6	2,952.7	2,380.6
Other[1]	1,335.9	7.2	18.5
Financial liabilities	7,739.5	5,159.9	4,127.2
Payroll creditors	1,898.2	1,465.3	1,253.5
Leave pay accrual	1,692.5	1,152.6	1,160.5
VAT payable	135.7	78.5	149.2
Total trade and other payables	11,465.9	7,856.3	6,690.4

[1] Included in other is an amount of R1,227.8 which related to the Kroondal pipeline creditor

Fair value of trade and other payables

The fair value of trade and other payables approximate the carrying value due to the short maturity.

Liquidity risk

Trade and other creditors are expected to be settled within 12 months from the reporting date.